Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the filing of Amendment No. 1 to the Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2005 (the “Report”) by CapSource Financial, Inc. (“Registrant”), I, Fred C. Boethling, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

        1.     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

        2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

        A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to CapSource Financial, Inc. and will be retained by CapSource Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

DATE: January 17, 2007	By:	/s/ Fred C. Boethling

Name: Fred C. Boethling
Chief Executive Officer